WisdomTree Trust

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

(the “Fund”)

Supplement Dated May 19, 2025

to the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectuses”)

and Statement of Additional Information (the “SAI”)

for the Fund

The following information should be read in conjunction with the Prospectuses and SAI for the Fund.

At the recommendation of WisdomTree Asset Management, Inc., the investment adviser to the Fund, and after careful consideration of various factors, including the persistent lack of investor demand and limited prospects for future asset growth, the Board of Trustees of WisdomTree Trust determined to close and liquidate the Fund. Therefore, the Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about June 30, 2025 (the “Liquidation Date”).

The last day of secondary market trading of the shares of the Fund will be June 20, 2025. The Fund will also cease accepting creation orders after the close of business on that date. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. From June 20, 2025 through the Liquidation Date, there is no assurance that there will continue to be a market for the Fund’s shares. When the Fund commences the liquidation of its portfolio, which is anticipated to occur on or around June 20, 2025, but may occur sooner, the liquidation process will result in the Fund expecting to increase its cash holdings and will likely deviate from its investment objective, strategies, and policies stated in its Prospectuses and SAI from this date until the Liquidation Date.

It is anticipated that any shareholder remaining in the Fund after the last day of trading will have their shares redeemed automatically on or around the Liquidation Date and receive cash through their broker or other financial intermediary thereafter in an amount equal to the net asset value of their shares as calculated on or about the Liquidation Date. This amount is expected to include any accrued capital gains and dividends. Shareholders remaining in the Fund that receive cash will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the date of the automatic redemption will reflect the costs of liquidating and closing the Fund. Whether you sell your shares or your shares are automatically redeemed as described, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

As of the date of this supplement, the Fund holds a small number of securities affected by sanctions and other capital controls imposed by the United States (“U.S.”) and the European Union (“E.U.”) on transactions in Russian securities in response to Russia’s invasion of Ukraine. These securities are considered illiquid and are currently being fair valued at zero due to restrictions on the trading and settlement of these securities stemming from the U.S. and E.U. sanctions. There can be no assurance that the Fund will be able to dispose of these securities for value on or before the Liquidation Date or thereafter. These holdings are not expected to delay the liquidation of the Fund or any distributions to Fund shareholders.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com/investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-WBAT 5.2025